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[20 Madison Avenue Extension, P.O. Box 5555               [River Source(SM) LOGO
Albany, NY 12205-0555]                                                ANNUITIES]
[ENDEAVOR SELECT(SM)]
VARIABLE ANNUITY APPLICATION
AMERICAN CENTURION LIFE ASSURANCE COMPANY

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
1. CONTRACT OWNER NAME (First Middle Initial, Last)               SEX |_|  M  |_| F
                                                                  CITIZENSHIP |_| U.S |_| Other (Country)
---------------------------------------------------------------                                          --------------------------
ADDRESS (Physical address required No PO Box)                     DATE OF BIRTH (MM/DD/YY)                 AGE
                                                                                           ---------------     -------------
---------------------------------------------------------------   SOCIAL SECURITY NUMBER (Tax Identification Number)
(City, State Zip)
                                                                  -----------------------------------------------------------------
---------------------------------------------------------------   (SSN/TIN for this contract owner will be used for tax reporting
MAILING ADDRESS IF DIFFERENT FROM PHYSICAL ADDRESS (Optional)     purposes unless otherwise indicated in Section 8 Remarks and
                                                                  Special Instructions)
---------------------------------------------------------------   HOME TELEPHONE NUMBER  (     )
                                                                                                 ----------------------------------
                                                                  E-MAIL ADDRESS
                                                                                 --------------------------------------------------

1A. JOINT OWNER NAME (First, Middle Initial, Last)
                                                                  SEX |_|  M  |_| F
---------------------------------------------------------------   CITIZENSHIP |_| U.S |_| Other (Country)
ADDRESS (Physical Address Required - No PO Box)                                                          --------------------------
                                                                  DATE OF BIRTH (MM/DD/YY)                 AGE
---------------------------------------------------------------                            ---------------     -------------
(City, State Zip)                                                 SOCIAL SECURITY NUMBER (Tax Identification Number)

---------------------------------------------------------------   -----------------------------------------------------------------
RELATIONSHIP TO CONTRACT OWNER
                               --------------------------------

------------------------------------------------------------------------------------------------------------------------------------
2. ANNUITANT NAME (First, Middle Initial, Last)

---------------------------------------------------------------   SEX |_|  M  |_| F
ADDRESS (Physical address Required No P O Box)                    DATE OF BIRTH (MM/DD/YY)                 AGE
                                                                                           ---------------     -------------
---------------------------------------------------------------   SOCIAL SECURITY NUMBER (Tax Identification Number)
(City, State Zip)

---------------------------------------------------------------
MAILING ADDRESS IF DIFFERENT FROM PHYSICAL ADDRESS (Optional for Custodial Accounts)

------------------------------------------------------------
2A. JOINT ANNUITANT NAME (First, Middle Initial, Last) (FOR 1035 EXCHANGE ONLY)

---------------------------------------------------------------   SEX |_|  M  |_| F
ADDRESS (Physical Address)                                        DATE OF BIRTH (MM/DD/YY)                AGE
                                                                                          ---------------     -------------
---------------------------------------------------------------   SOCIAL SECURITY NUMBER (Tax Identification Number)
(City, State Zip)
                                                                  -----------------------------------------------------------------
---------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
3. PRIMARY BENEFICIARY (If additional space needed, please provide this information on a separate piece of paper signed and dated by the contract owner)

   NAME               DATE OF BIRTH              RELATIONSHIP TO ANNUITANT        SOCIAL SECURITY NUMBER         %
--------------------  -------------------------  -------------------------------  ------------------------  ------------

--------------------  -------------------------  -------------------------------  ------------------------  ------------

------------------------------------------------------------------------------------------------------------------------------------
3A. CONTINGENT BENEFICIARY (If additional space needed, please provide this information on a separate piece of paper signed and dated by the contract owner)

       NAME                 DATE OF BIRTH           RELATIONSHIP TO ANNUITANT      SOCIAL SECURITY NUMBER         %
--------------------  -------------------------  -------------------------------  ------------------------  ------------

--------------------  -------------------------  -------------------------------  ------------------------  ------------

------------------------------------------------------------------------------------------------------------------------------------
4. TYPE OF ANNUITY (check one) |_| Non-qualified |_| Traditional Individual
Retirement Annuity (IRA) |_| SEP-IRA |_| Roth IRA |_| TSA Rollover

    IF IRA (check and complete applicable types)

    Traditional IRA:  Amount $               for         (year)                         Rollover IRA:  Amount $
                               --------------    --------                                                       ---------------
    Traditional IRA:  Amount $               for         (year)               Trustee to Trustee IRA:  Amount $
                               --------------    --------                                                       ---------------
  Roth Contributory:  Amount $               for         (year)                  Roth Conversion IRA:  Amount $
                               --------------    --------                                                       ---------------
  Roth Contributory:  Amount $               for         (year)
                               --------------    --------
            SEP-IRA:  Amount $               for         (year)
                               --------------    --------
            SEP-IRA:  Amount $               for         (year)
                               --------------    --------

NOTE: If purchasing an annuity within a tax-deferred retirement plan (i.e. IRA ), SECTION 7 MUST also be completed.

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5. PRODUCT / BENEFIT SELECTION

CONTRACT
|_|  Endeavor Select

|_| 5 Year Withdrawal Charge

|_| 7 Year Withdrawal Charge

DEATH BENEFIT OPTIONS: MUST SELECT ONE
If you and the annuitant are age 79 or younger, please make a death benefit selection below. If no selection is made the death benefit will default to ROP.

|_| Return of Payment (ROP)

|_| Maximum Anniversary Value (MAV)

OPTIONAL BENEFITS:  YOU MAY SELECT ONLY ONE.
(Portfolio Navigator must be selected in box 6.)
GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB) (through age 75):

|_| Income Assurer Benefit(SM) -MAV; OR

|_| Income Assurer Benefit(SM) -5%; OR

|_| Income Assurer Benefit(SM) -Greater of MAV or 5%

OR

GUARANTEED MINIMUM LIFETIME WITHDRAWAL BENEFIT RIDER (GMWB) (through age80):

|_| Guarantor Withdrawal Benefit for Life(SM) Rider

OR

GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDER (GMAB):

|_| Accumulation Protector Benefit(SM)

--------------------------------------------------------------------------------

6. PURCHASE PAYMENTS Initial Purchase Payment $
                                                --------------------------------
(FOR DCA, SIP, REBALANCING, AND INTEREST SWEEP OPTIONS, COMPLETE THE INVESTMENT OPTIONS FORM.)

Payment Allocation*

___ PORTFOLIO NAVIGATOR (PN) ASSET

ALLOCATION PROGRAM - if elected, must be 100%, unless the DCA Fixed Account is also elected. Complete the PN questionnaire and enrollment form.

FIXED ACCOUNT
___ % ACL One-Year Fixed Account
[___%   6 month DCA Fixed Account]
[___% 12 month DCA Fixed Account]

[AIM V.I.
___% Basic Value Fund, Series II Shares
___% Capital Development Fund -Series II Shares
___% Mid Cap Core Equity Fund -Series II Shares

ALLIANCEBERNSTEIN VP
___% Growth and Income Portfolio (Class B)
___% International Value Portfolio (Class B)
___% Total Return Portfolio (Class B)

AMERICAN CENTURY(R) VP
___% Inflation Protection, Class II
___% Ultra, Class II
___% Value, Class II

DREYFUS VIF
___% Appreciation Portfolio, Service Share Class
___% International Value Portfolio, Service Share Class]

[DREYFUS IP
___% Midcap Stock Portfolio, Service Share
Class

FIDELITY VIP
___% Contrafund(R) Portfolio Service Class 2
___% Growth Portfolio Service Class 2
___% Investment Grade Bond Portfolio
          Service Class 2
___% Mid Cap Portfolio Service Class 2
___% Overseas Portfolio Service Class 2

FRANKLIN TEMPLETON VIP TRUST
___% Franklin Income Securities Fund - Class 2
___% Franklin Rising Dividends Securities Fund - Class 2
___% Franklin Small-Mid Cap Growth Securities Fund - Class 2
___% Mutual Shares Securities Fund - Class 2
___% Templeton Growth Securities Fund - Class 2
___% Templeton Global Income Securities Fund - Class 2

GOLDMAN SACHS VIT
___% Mid Cap Value Fund

LIBERTY
___% Colonial Small Cap Value Fund, Variable Series, Class B
___% Columbia High Yield Fund, Variable Series, Class B

MFS(R)
___% New Discovery Series - Service Class
___% Total Return Series - Service Class
___% Utilities Series - Service Class]

[OPPENHEIMER
___% Capital Appreciation Fund/VA, Service Shares
___% Global Securities Fund/VA, Service Shares
___% Main Street Small Cap Fund/VA, Service Shares
___% Strategic Bond Fund/VA, Service Shares

PUTNAM VT
___% Health Sciences Fund - Class IB Shares
___% International Equity Fund - Class IB Shares
___% Small Cap Value Fund - Class IB Shares
___% Vista Fund - Class IB Shares

RIVERSOURCE(SM) VP
___% Cash Management Fund
___% Diversified Equity Income Fund
___% Global Inflation Protected Securities Fund
___% High Yield Bond Fund
___% Large Cap Equity Fund
___% Mid Cap Growth Fund
___% S & P 500 Fund
___% Small Cap Value Fund

VAN KAMPEN LIT
___% Comstock Portfolio Class II Shares

VAN KAMPEN UIF
___% U.S. Real Estate Portfolio Class II Shares

WANGER
___% International Small Cap
___% US Smaller Companies]

================================================================================
100% MUST BE IN WHOLE NUMBERS AND TOTAL 100%

*Must be whole numbers. Your above payment allocation instructions will remain in effect for any future payments you make until you change your instructions.

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7.    IF THIS ANNUITY CONTRACT WILL BE USED TO FUND A TAX-DEFERRED RETIREMENT
      PLAN, PLEASE READ AND COMPLETE THE INFORMATION REQUESTED

1. I understand that I am purchasing an annuity that will be used to fund a retirement plan that is tax-deferred under the Internal Revenue Code.

2. I understand that any tax deferral benefits will be provided by the retirement plan, and that my annuity will not provide any necessary or additional tax deferral benefits.

3. I have received a copy of "Things to Know About Using an Annuity to Fund Your Tax-Deferred Retirement Plan" and understand the contents.

4. I have reviewed the costs of my annuity (including any mortality and expense risk fees, contract administrative charges, rider charges and withdrawal charges) and have decided that the benefits outweigh the costs for the following reasons (check or list all that apply).

      |_|   Access to multiple investment managers

      |_| Ability to transfer among multiple investment options without additional charges

      |_|   Availability of subaccount transactions without cost

      |_|   Access to dollar-cost-averaging without cost

      |_|   Access to asset rebalancing without cost

      |_|   Death benefit guarantees

      |_|   Access to enhanced death benefits

      |_|   Access to enhanced living benefits

      |_| Availability of withdrawal charge waivers for nursing home confinement, hospitalization and terminal illness

      |_| Availability of settlement options for retirement income or to simplify taxqualified required minimum distributions

      |_|   Guaranteed lifetime income payout rates

      |_|   Avoiding the cost and delays of probate and estate settlement

      |_|   Access to a guaranteed interest rate in the fixed account

      Other (list)
                  --------------------------------------------------------------

      --------------------------------------------------------------------------

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8. REMARKS AND SPECIAL INSTRUCTIONS (including special mailing instructions)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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9. REPLACEMENT Complete the NY Definition of Replacement form and submit with this application.

Did you answer yes to any of the Definition of Replacement questions? |_| Yes |_| No

If YES, submit the completed NY replacement forms with this application.

--------------------------------------------------------------------------------

10. SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER CERTIFICATION

YOU CERTIFY, UNDER THE PENALTIES OF PERJURY AS REQUIRED BY FORM W-9 OF THE INTERNAL REVENUE SERVICE, THAT:

(1) THE NUMBER SHOWN ON THIS FORM IS YOUR CORRECT TAXPAYER IDENTIFICATION NUMBER (OR YOU ARE WAITING FOR A NUMBER TO BE ISSUED TO YOU), AND

(2) YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE: (A) YOU ARE EXEMPT FROM BACKUP WITHHOLDING, OR (B) YOU HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (C) THE IRS HAS NOTIFIED YOU THAT YOU ARE NO LONGER SUBJECT TO BACKUP WITHHOLDING, AND

(3) YOU ARE A U.S. PERSON (INCLUDING A U.S. RESIDENT ALIEN).

YOU MUST CROSS OUT ITEM 2 ABOVE IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE YOU HAVE FAILED TO REPORT ALL INTEREST AND DIVIDENDS ON YOUR TAX RETURN.

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11.   I/WE AGREE THAT:

1. All statements and answers given above are true and complete to the best of my/our knowledge and belief.

2. Only an officer of American Centurion Life Assurance Company can modify any annuity contract or waive any requirement in this application.

3. If joint spousal owners are named, ownership will be in joint tenancy with right of survivorship unless prohibited by state of settlement or specified otherwise in SECTION 8 Remarks and Special Instructions.

4.    I/WE ACKNOWLEDGE RECEIPT OF THE CURRENT PROSPECTUS FOR THE VARIABLE
      ANNUITY.

5. Tax law requires that all non-qualified deferred annuity contracts issued by the same company, to the same contract owner, during the same calendar year are to be treated as a single, unified contract. The amount of income included and taxed in a distribution (or a transaction deemed a distribution under tax law) taken from any one of such contracts is determined by summing all such contracts together.

6. I/we acknowledge receipt of American Centurion Life Assurance Company's [Privacy Notice].

8.    I/we have read and understood the disclosures if applicable, listed in
      SECTION 7 above.

9. If this annuity replaces any existing insurance or annuity, I/we acknowledge receipt of the Variable Annuity Replacement Disclosure or equivalent disclosure.

10.   I/we acknowledge receipt of the Product Disclosure.

11. I/WE UNDERSTAND THAT EARNINGS AND VALUES, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A VARIABLE FUND, PORTFOLIO, ACCOUNT OR SUBACCOUNT, ARE NOT GUARANTEED AND MAY BOTH INCREASE OR DECREASE.

12. THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING (SEE SECTION 10).

      SIGNATURES

Location (City/State)                                                              Date
                     -----------------------------------------------------------   ------------------------

X
------------------------------------------

Owner Signature/Trustee or Custodian Signature (if Owner is Trust or Custodial account)

X
------------------------------------------

Joint Owner (if any) Signature

X                                                                                  X
--------------------------------------------------------------------------------   -------------------------------------------------

Annuitant Signature (if other than Owner)                                          Joint Annuitant Signature

------------------------------------------------------------------------------------------------------------------------------------

12. AGENT'S REPORT (Type or Print)

To the best of my knowledge, this application |_| DOES |_| DOES NOT involve replacement of existing life insurance or annuities.

Agent's Name                                                                Agent's Social Security Number
             -------------------------------------------------------------                                 -------------------------

Agency Name and Number (if applicable)
                                       ---------------------------------------------------------------------------------------------

Telephone Number (   )                                     Fax Number (   )                       Sale Location
                      ----------------------------------                    --------------------                 -------------------

E-mail Address                                                                  Branch Address
               ---------------------------------------------------------------                 -------------------------------------

FOR SPLIT COMMISSIONS, AGENT PERCENTAGE OF COMMISSIONS---------(IF BLANK, COMMISSIONS WILL BE SPLIT EQUALLY)

I hereby certify I personally solicited this application; that the application and this report are complete and accurate to the best of my knowledge and belief. If a replacement is occurring, I have provided details -- company, contract number, amount, reason -- under Section 8 Remarks and Special Instructions and have completed any state replacement requirements including any required state replacement forms (and I certify that only insurer approved sales materials were used and copies of all sales material were left with the customer).

---------------------------------------------------------------------  -------------------------------------------------------------
X                                                                        For Agent Use Only (check one)
--------------------------------------------------------------           |_| Option A  [|_| Option B][|_| Option C] [|_| Option D]

Licensed Agent Signature
---------------------------------------------------------------------  -------------------------------------------------------------

ADDITIONAL AGENT INFORMATION

Agent's Name                                                                Agent's Social Security Number
             -------------------------------------------------------------                                 -------------------------

Agency Name and Number (if applicable)
                                      ----------------------------------------------------------------------------------------------

Telephone Number (     )                                  Fax Number (     )                      Sale Location
                         -------------------------------                    --------------------                --------------------

E-mail Address                                                              Branch Address
              ------------------------------------------------------------                 -----------------------------------------

FOR SPLIT COMMISSIONS, AGENT PERCENTAGE OF COMMISSIONS               (IF BLANK, COMMISSIONS WILL BE SPLIT EQUALLY)
                                                      --------------
---------------------------------------------------------------------
X
--------------------------------------------------------------

Licensed Agent Signature
---------------------------------------------------------------------

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                                                                                                                    [ACL End Select]
273973-NY                                                                                                       [273973-NY A (5/06)]
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